UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549






FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 13, 1995






3Com Corporation
(Exact name of registrant as specified in its charter)


	California                    0-12867              94-2605794
(State or other jurisdiction  (Commission File     (I.R.S. Employer)
 of incorporation or           Number)             (Identification No.)
 organization)


	5400 Bayfront Plaza                        95052
	Santa Clara, California                  (Zip Code)
(Address of principal executive offices)




Registrant's telephone number, including area code:  (408) 764-5000






Item 2.         Acquisition or Disposition of Assets

		On October 13, 1995, pursuant to an Agreement and Plan of Merger dated July 26, 1995 (the "Agreement"), among 3Com Corporation, a California corporation (the "Company"), Chipcom Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company ("Sub"), and Chipcom Corporation, a Delaware corporation ("Chipcom"), the Company acquired each issued and outstanding share of common stock of Chipcom through the merger of Sub with and into Chipcom, which became a wholly-owned subsidiary of the Company. Under the terms of the Agreement, stockholders of Chipcom transferred all of the outstanding shares of common stock of Chipcom to the Sub, in exchange for which they received an aggregate amount of approximately 18.2 million shares of 3Com common stock. In addition to the purchase price for outstanding shares of Chipcom's common stock, options to acquire approximately 2.4 million shares of 3Com common stock were assumed for all the outstanding options held by the employees and directors of Chipcom. The exchange ratio for the conversion into the Company's common stock was 1.06 shares for each outstanding share of Chipcom common stock and each share of Chipcom common stock subject to an option. The acquisition was accounted for as a pooling of interests.

	The consideration paid by the Company for the Chipcom common stock was the result of arms-length negotiations between the Company and Chipcom. Chipcom had revenues of approximately $312 million over the past twelve months ended July 1, 1995.

	Prior to the acquisition, no material relationship existed between the Company and Chipcom or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

	Chipcom is engaged in the business of designing, manufacturing and distributing computer networking intelligent switching systems, including hubs, internetworking and network management products.
The Company intends to continue such business.


Item 7.         Financial Statements, Pro Forma Financial Information
              		and Exhibits

(a) The financial statements of Chipcom required pursuant to Rule 3-05 of Regulation S-X were previously reported in the Company's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 31, 1995, and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.

(b) The pro forma financial information of Chipcom required pursuant to Article 11 of Regulation S-X was previously reported in the Company's Registration Statement on Form S-4, as filed with the Securities and Exchange Commission on August 31, 1995, and pursuant to General Instruction B.3. of Form 8-K are not additionally reported herein.


(c)     Exhibits

	Exhibit No.     Description

	7.1             Agreement and Plan of Merger dated July 26, 1995
	              		among 3Com Corporation, Chipcom Acquisition
 			             Corporation and Chipcom Corporation.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            				       3COM CORPORATION



October 27, 1995                       By:/s/ Christopher B. Paisley
                                          __________________________

                                 					   Christopher B. Paisley
					                                    Vice President, Finance and
					                                    Chief Financial Officer
				                                  	  (Principal Financial and
			                                      Accounting Officer)




				  EXHIBITS


                                          						    Sequentially
						                                              Numbered
Exhibit     Document                                Pages

7.1*        Agreement and Plan of Merger dated       ____
	           July 26, 1995 among 3Com Corporation,
	           Chipcom Acquisition Corporation and
	           Chipcom Corporation.



* Filed as an exhibit to the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 31, 1995 and incorporated herein by reference.